SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 20, 2017 (June 14, 2017)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant's Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE TO FISCAL YEAR.

(a)(1) On, and effective as of June 14, 2017, the amendments to two sections of the ByLaws of the Registrant (the "ByLaws") that are set forth below in section (a)(2) of this Item 5.03 were adopted by the Registrant's Board of Directors (the "Board").

(a)(2) Article III, Section 1 of the Bylaws was amended to read as follows:

"1.  A Board of Directors, consisting of at least one (1) person and of up to seven (7) persons as determined by the Board of Directors from time to time, shall be chosen annually by the Stockholders at their meeting to manage the affairs of the company.  To the extent that the Board of Directors determines, at any time, in its discretion, to add one or more Directors, which results in increasing the number of Directors to a number that does not exceed the maximum number of Directors  permitted under the Bylaws at that time, the Board will be deemed to be filling one or more vacancies on the Board through that addition of one or more Directors.   The Directors' term of office shall be one year, and Directors may be re-elected for successive annual terms."

Prior to this amendment, Article III, Section 1 of the ByLaws provided as follows:

"1.  A Board of Directors, consisting of at least one (1) person shall be chosen annually by the Stockholders at their meeting to manage the affairs of the company.  The Directors' term of office shall be one year, and Directors may be re-elected for successive annual terms."

The primary effect of the above amendment to Article III, Section 1 is to establish the size of the Board to be at least one and not more than seven directors, with the election by the Board of a new director to the Board, which addition does not result in a total of more than seven directors, to be deemed to be the filling of a Board vacancy by the Board.

____________________________________________________

In addition, Article III, Section 3 of the ByLaws was amended to read in its entirety as follows:

"3.   Meetings of the Board of Directors  shall be held on any day with  a minimum of twenty-four (24) hours notice by email, or delivery by overnight or other courier, and may be called by the Chief Executive Officer or any Director.  A majority of the Directors shall constitute a quorum."

Prior to this amendment, Article III, Section 3 of the ByLaws provided as follows:

"3. Regular meetings of the Board of Directors  shall be held at 1 P.M.,  on the 14th.  day of May of each year beginning in 2000 at the office of the company at Carson City, NV, or at such other time or place as the Board of Directors  shall by resolution  appoint;  special  meetings may be called by the President or any Director giving ten (10) days notice to each Director. Special meetings may also be called  by  execution  of the  appropriate  waiver  of  notice  and call when executed  by a majority  of the  Directors  of the  company.  A majority  of the Directors shall constitute a quorum."

The primary effect of the above amendment to Article III, Section 3 is to change the required notice for meetings of the Board to 24 hours from the previous required notice of ten days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 20,  2017                                                 CHEMBIO DIAGNOSTICS, INC.

By:    /s/ Richard Larkin
Richard Larkin
Chief Financial Officer and
   Executive Vice President